U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                               November 15, 2004
                               ------------
                               Date of Report
                        (Date of Earliest Event Reported)


                         AMERITRANS CAPITAL CORPORATION


             (Exact name of Registrant as specified in its charter)


            Delaware                   333-63951             52-2102424
 -------------------------------      -----------         ----------------
 (State or other jurisdiction of      (Commission         (I.R.S. Employee
 incorporation or organization)        File No.)            I.D. Number)

            747 Third Avenue, 4th Floor
                New York, New York                         10017
      ---------------------------------------           ----------
      (Address of principal executive offices           (Zip Code)

                                 (800) 214-1047
                            ------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))


--------------------------------------------------------------------------------


Items to be Included in this Report



Item 2.02.    Results of Operations and Financial Condition

Ameritrans Capital Corporation (the "Company") issued a press release to the news media announcing, among other things, the Company's results for the first quarter of 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01.    Financial Statements and Exhibits

Press release, dated November 15, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION


                                           By: /s/ GARY C. GRANOFF
                                              ----------------------------------
                                                Name:  Gary C. Granoff
                                                Title: President,
                                                Chief Executive Officer,
                                                Chief Financial Officer

Dated: November 15, 2004


Exhibit Index


Exhibit
Number                   Description
-------                  -----------
99.1                     Press Release dated November 15, 2004